<FILENAME>ims091605auditor_8k_a.txt


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): September 1, 2005


                       INTERNATIONAL MONETARY SYSTEMS, LTD.
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               (Exact Name of Registrant as Specified in Charter)


            Wisconsin                 000-30853                   39-1924096
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(State or Other Jurisdiction       (Commission File             (IRS Employer
      of Incorporation)                Number)               Identification No.)


         16901 West Glendale Drive, New Berlin WI            53151
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        (Address of Principal Executive Offices)           (Zip Code)


                                 (262) 780-3640
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              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  Changes in Registrant's Certifying Accountant.

    On April 7, 2005 Smith & Gesteland, LLP ("S&G"), notified International Monetary Systems, Ltd. ("IMS"), that the firm would be terminating their registration with the PCAOB and would be resigning as IMS's auditors when IMS engaged a new audit firm. On September 1, 2005, IMS appointed Webb & Company, P.A. ("Webb") as its new independent accountants. The decision to accept the resignation of S&G and to retain Webb was made by IMS's Audit Committee and Board of Directors. S&G was responsible for IMS's independent public accounting functions until July 12, 2005 at which time they terminated their membership in PCAOB. Webb has assumed that role and subsquently reviewed the second quarter 10-QSB that was filed on August 14, 2005.

    S&G's reports on IMS's consolidated financial statements as of and for the fiscal years ended December 31, 2003 and 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

    During IMS's two most recent fiscal years ended December 31, 2003 and 2004, and the subsequent interim period through July 12, 2005, there were no disagreements between IMS and S&G on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to S&G's satisfaction, would have caused S&G to make reference to the subject matter of the disagreement in connection with its reports. None of the reportable events described under
Item 304(a)(1)(v) of Regulation S-K occurred within IMS's two most recent fiscal years ended December 31, 2003 and 2004 or the subsequent interim period through July 12, 2005.

     During IMS's two most recent fiscal years and the subsequent interim period prior to the IMS's engagement of Webb, neither IMS nor anyone on behalf of IMS consulted with Webb regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on IMS's consolidated financial statements; or (ii) any other matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(iv)) or a reportable event (as described in Regulation S-K Item 304(a)(1)(v)).

ITEM  9.01  Exhibits.

16.1 Letter from Smith & Gesteland, LLP regarding change in independent accountant.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        International Monetary Systems, Ltd.

Date: September 16, 2005                By: /s/ Donald F. Mardak
                                            ------------------------
                                                Donald F. Mardak
                                                Chief Executive Officer